DERIVATIVE FINANCIAL INSTRUMENTS	12 Months Ended
Sep. 30, 2016
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVE FINANCIAL INSTRUMENTS
DERIVATIVE FINANCIAL INSTRUMENTS
Cash Flow Hedges of Interest Rate Risk
The Trust's objectives in using interest rate derivatives are to add stability to interest expense and to manage its exposure to interest rate movements. To accomplish this objective, the Trust primarily uses interest rate swaps as part of its interest rate risk management strategy. Interest rate swaps designated as cash flow hedges involve the receipt of variable amounts from a counterparty in exchange for the Trust making fixed-rate payments over the life of the agreements without exchange of the underlying notional amount.
The effective portion of changes in the fair value of derivatives, designated and that qualify as cash flow hedges, is recorded in accumulated other comprehensive income (loss) on our consolidated balance sheets and is subsequently reclassified into earnings in the period that the hedged forecasted transaction affects earnings.
Amounts reported in accumulated other comprehensive income (loss) related to derivatives will be reclassified to interest expense as interest payments are made on the Trust's variable-rate debt.
As of September 30, 2016, the Trust had the following outstanding interest rate derivatives that were designated as cash flow hedges of interest rate risk (dollars in thousands):

Interest Rate Derivative	Notional Amount	Rate	Maturity
Interest Rate Swap	$1,559	5.25%	April 1, 2022
Interest Rate Swap	$26,400	3.61%	May 6, 2023
Interest Rate Swap	$27,000	4.05%	September 19, 2026

Derivatives as of:
September 30, 2016		September 30, 2015
Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Other Assets	$—	Other assets	$—
Accounts payable and accrued liabilities	$1,602	Accounts payable and accrued liabilities	$58

The following table presents the effect of the Trust's derivative financial instrument on the consolidated statements of comprehensive income (loss) for the years ended September 30, 2016, 2015 and 2014 (dollars in thousands):

	Year Ended September 30,
	2016	2015	2014
Amount of loss recognized on derivative in Other Comprehensive Income	$(1,695)	$(83)	$(37)
Amount of loss reclassified from Accumulated Other Comprehensive (loss) income into Interest Expense	$(150)	$(33)	$(36)

NOTE 14—DERIVATIVE FINANCIAL INSTRUMENTS - (continued)
No gain or loss was recognized related to hedge ineffectiveness or to amounts excluded from effectiveness testing on the Trust's cash flow hedges during the years ended September 30, 2016, 2015 or 2014. During the twelve months ending
September 30, 2017, the Trust estimates an additional $502,000 will be reclassified from other comprehensive income as an increase to interest expense.
Credit-risk-related Contingent Features
The agreement between the Trust and its derivatives counterparty provides that if the Trust defaults on any of its indebtedness, including default where repayment of the indebtedness has not been accelerated by the lender, the Trust could be declared in default on its derivative obligation.
As of September 30, 2016, the fair value of the derivative in a net liability position, which includes accrued interest, but excludes any adjustment for nonperformance risk related to this agreement, was $1,732,000. As of September 30, 2016, the Trust has not posted any collateral related to this agreement. If the Trust had been in breach of this agreement at September 30, 2016, it could have been required to settle its obligations thereunder at its termination value of $1,732,000.